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                       Securities and Exchange Commission
                            Washington, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934




Date of Report (Date of earliest event reported):   September 16, 1996



                     AMERICAN STATES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          INDIANA                       1-11733                35-1976549
 (State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)



500 North Meridian Street, Indianapolis, Indiana               46204-1275
  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (317) 262-6262








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ITEM 5.  OTHER EVENTS.

     On September 16, 1996, Mr. F. Cedric McCurley, director, Chairman and Chief Executive Officer of American States Financial Corporation ("American States"), announced his intention to retire effective January 1, 1997. It was also announced that Mr. Robert A. Anker will become the Chairman and Chief Executive Officer of American States. Mr. Anker is currently the President and Chief Operating Officer of Lincoln National Corporation, which owns approximately 83% of the Common Stock (no par value) of American States.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN STATES FINANCIAL CORPORATION
                                               (Registrant)


Date: September 18, 1996           /S/  Thomas M. Ober
                                   --------------------------------------
                                                (Signature)
                                         Thomas M. Ober, Secretary